UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Strategy Inc

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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INTERNAL COMPANY COMMUNICATION:

On an internal company channel, the Investor Relations team of Strategy Inc (the “Company”) posted a message to all employees related to the Company’s 2026 Annual Meeting of Shareholders and certain of the proposals to be presented for shareholder consideration. A copy of such message is set forth on Annex A.

TWEETS

The Company posted a video on its X account regarding the Company’s 2026 Annual Meeting of Shareholders and certain of the proposals to be presented for shareholder consideration. A copy of the post and a transcript of the video are set forth below on Annex B.

Michael Saylor, the Executive Chairman of the Company reposted on his X account posts regarding the Company’s 2026 Annual Meeting of Shareholders and certain of the proposals to be presented for shareholder consideration. A copy of Mr. Saylor’s reposts and relevant portions of accompanying transcripts of embedded videos, as applicable, are set forth below on Annex C.

Annex A

We hope everyone has cast their STRC vote for the semi-monthly dividend amendment! The deadline is June 7.

Reminder that you need to vote separately for MSTR and STRC shares. How to vote instructions are in Ella’s post above. Please reach out to us directly if you face any issues.

Annex B

Your job pays you twice a month. Shouldn’t your shares? We propose moving Stretch to a semi-monthly dividend. What this could enable for STRC? More liquidity; better price stability; and even stronger demand. Here’s how to vote for this change in 15 seconds. Search your inbox for the proxy vote email from your broker. Click “vote now”. Find Proposal 5: STRC Semi Monthly Dividend Amendment. Select “For”, and submit. STRC. Save different.

Annex C

Matt Cole: One other thing I wanted to cover just a bit: since our last “Hurdle Rate”, Strategy had their retail Q&A, and I thought there were a lot of interesting things from that. One of them is — I think it's important. Daily dividends are obviously super exciting; they're groundbreaking innovation. Semi-monthly is also great, and it's never been done before. And I say that because Strategy obviously has a vote going on right now, and having been through the process of having to secure a vote — and helping both Semler secure a vote when we were doing M&A with them, helping Asset Entities secure a vote when we were trying to acquire them as part of our initial deal — is a pain in your rear to secure a vote, because retail shareholders don't vote.

And so I have no insider information. I have no idea how close they are to securing that vote. But I do know that data suggests that retail shareholders don't vote even when they would support something. And Stretch, I believe the last data said, was 80% retail-owned. So I think everybody owes it to themselves — I'm guessing a lot of people that listen to this are Strategy shareholders, Stretch shareholders — to not only vote, but go out there and whip the vote. Get this thing done for them. I think it's going to be great for the ecosystem. And it probably will be something that 95 to 99% of people are voting yes. You never can get 100% — there's always that one troll that just won't vote yes, that will vote no. But it's going to be overwhelmingly supported, almost for sure. And I can imagine that getting everybody to log in and vote is not the easiest thing. So help make that happen.

Additional Information and Where You Can Find It

Strategy Inc (the “Company”) has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”), an annual report and proxy cards with respect to the solicitation of proxies for its 2026 Annual Meeting of Shareholders. SECURITYHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MATTERS TO BE VOTED ON AT THE 2026 ANNUAL MEETING OF SHAREHOLDERS. You may obtain these documents free of charge on the SEC’s website at www.sec.gov.

Pursuant to SEC rules, the Company has elected to provide access to its proxy materials on the Internet instead of mailing printed copies of its proxy materials to all of its stockholders. Accordingly, the Company is sending a separate Notice of Internet Availability of Proxy Materials to its stockholders of record (i.e., holders of the Company’s Variable Rate Series A Perpetual Stretch Preferred Stock and common stock as of the record date).

The record date for the annual meeting is April 17, 2026. All stockholders of record will have the ability to access the proxy materials and the Company’s annual report on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive a printed copy of the proxy materials and annual report. Instructions on how to access the proxy materials and Annual Report on the Internet or request a printed copy may be found in the Notice of Internet Availability of Proxy Materials. To receive a printed copy of these materials, which the Company will provide to you free of charge, contact the Company’s Investor Relations Department by e-mail at ir@strategy.com or go to https://annualmeeting.strategy.com.

No proxy cards are being furnished by this communication. Stockholders may vote their shares only by completing and returning a proxy card or voting instructions to be furnished in connection with the Definitive Proxy Statement.

Participant Information

The Company and its directors, executive officers and certain of its investor relations employees are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the 2026 Annual Meeting. Information about the compensation of our named executive officers and our non-employee directors is set forth in the section titled “Executive Officer Compensation” and “Director Compensation” in the Definitive Proxy Statement available here. Information regarding the participants’ holdings of the Company’s securities can be found in the section titled “Security Ownership of Certain Beneficial Owners and Management” in the Definitive Proxy Statement available here.

Forward-Looking Statements

Statements in this communication about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding potential future dividend rate changes and the proposed changes to the terms of the Company’s Variable Rate Series A Perpetual Stretch Preferred Stock and related potential impacts. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on February 19, 2026 and the risks described in other filings that the Company may make with the SEC. Any forward-looking statements contained in this communication speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.